Exhibit 10.23

AVALARA, INC.

TENTH AMENDED AND RESTATED VOTING AGREEMENT

THIS TENTH AMENDED AND RESTATED VOTING AGREEMENT is made and entered into as of September 12, 2016, by and among Avalara, Inc., a Washington corporation (the “Company”), the holders of the Company’s Series A Preferred Stock (“Series A Preferred”), Series A-1 Preferred Stock (“Series A-1 Preferred”), Series A-2 Preferred Stock (“Series A-2 Preferred”), Series B Preferred Stock (“Series B Preferred”), Series B-1 Preferred Stock (“Series B-1 Preferred”), Series C Preferred Stock (“Series C Preferred”), Series C-1 Preferred Stock (“Series C-1 Preferred Stock”), Series D Preferred Stock (“Series D Preferred”) Series D-1 Preferred Stock (“Series D-1 Preferred”) and Series D-2 Preferred Stock (“Series D-2 Preferred”) listed on Schedule A hereto and those certain shareholders of the Company listed on Schedule B and Schedule C hereto.

RECITALS

A. WHEREAS, concurrently with execution of this Agreement, the Company is entering into a Series D-2 Preferred Stock Purchase Agreement, as may be amended from time to time (the “Series D-2 Purchase Agreement”), pursuant to which the Company shall be authorized to issue shares of Series D-2 Preferred, subject to the terms and conditions in the Series D-2 Purchase Agreement.

B. WHEREAS, Section 6.8 of the Ninth Amended and Restated Voting Agreement dated as of April 1, 2016, by and among the Company and the other parties thereto (the “Prior Agreement”) provides that the Prior Agreement may be amended by a written instrument executed by the Company, the Key Holders holding at least a majority of the Shares then held by the Key Holders (voting as a single class and on an as-converted-to-Common Stock basis) and Investors holding a majority of the Shares then held by the Investors (voting as a single class and on an as-converted-to-Common Stock basis); and

C. WHEREAS, the Company, the undersigned Key Holders, who hold at least a majority of the Shares held by the Key Holders (voting as a single class and on an as-converted-to-Common Stock basis), and the undersigned Investors, who hold a majority of the Shares held by the Investors (voting as a single class and on an as-converted-to-Common Stock basis), desire to amend and restate the Prior Agreement to, among other things, clarify certain provisions with respect to transfers of Shares subject to this Agreement;

NOW, THEREFORE, the parties agree as follows:

1.	Voting Provisions Regarding Board of Directors.

1.1. Size of the Board. Each Shareholder (as defined below) agrees to vote, or cause to be voted, all Shares (as defined below) owned by such Shareholder, or over which such Shareholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board (as defined below) shall be set and remain at ten (10) directors and may be increased only with the prior written consent of the Investors (as defined below) holding Preferred Stock (as defined below) representing a majority of the shares of Common Stock (as defined below) issuable upon the conversion of the then-outstanding Preferred Stock. For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company the holders of which are entitled to vote, including without limitation, all shares of Common Stock and Preferred Stock, by whatever name called, now owned or subsequently acquired by a Shareholder, however acquired, whether through purchase, transfers, stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

1.2. Board Composition. Each Shareholder agrees to vote, or cause to be voted, all Shares owned by such Shareholder, or over which such Shareholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of the Company’s shareholders at which an election of directors is held or pursuant to any written consent of the Company’s shareholders, the following persons shall be elected to the Board:

(a) one individual designated by The Benaroya Company, L.L.C., which initially shall be Douglas Burgum, for so long as such Shareholder and its Affiliates (as defined below) continue to own beneficially at least 1,500,000 Shares, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like;

(b) one individual designated by Pioneer Venture Partners LLC, which individual initially shall be Benjamin Goux, for so long as such Shareholder and its Affiliates continue to own beneficially at least 1,500,000 Shares, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like;

(c) one individual designated by the holders of a majority of the Shares of Common Stock held by the Key Holders (as defined below), which individual initially shall be Jared Vogt, for so long as the Key Holders collectively hold at least 2,500,000 Shares, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like;

(d) the individual serving from time to time as the Company’s Chief Executive Officer (the “CEO Director”), who initially shall be Scott McFarlane; provided that if for any reason the person serving as the CEO Director shall cease to serve as the Chief Executive Officer of the Company, each of the Shareholders shall promptly vote their respective Shares (i) to remove such person from the Board if such person has not resigned as a member of the Board and (ii) to elect such person’s replacement as Chief Executive Officer of the Company as the new CEO Director;

(e) three individuals who are mutually acceptable to (i) the holders of a majority of the Shares held by the Key Holders who are then providing services to the Company as officers, employees or consultants and (ii) the holders of a majority of the Shares held by the Investors, which individuals shall initially be Gary Waterman, Marion R. Foote and Tami Reller;

(f) one individual designated by Sageview Capital Master, L.P. (the “Sageview Director”), which individual initially shall be Ned Gilhuly, for so long as such Shareholder and its Affiliates continue to own beneficially at least 1,500,000 Shares, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like;

(g) one individual designated by Battery Ventures IX, L.P., together with its affiliated funds, which individual initially shall be Chelsea Stoner, for so long as such Shareholder and its Affiliates continue to own beneficially at least 1,500,000 Shares, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like;

(h) one individual (the “Warburg Pincus Director”) designated by Warburg Pincus Private Equity XI, L.P., together with its affiliated funds (“Warburg Pincus”), which individual initially shall be Justin Sadrian, for so long as Warburg Pincus or its Affiliates continue to own beneficially at least 1,500,000 Shares, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like; and

(i) to the extent that any of clauses (a), (b), (f), (g) or (h) above shall not be applicable, any Board seat that would otherwise have been designated in accordance with the terms thereof shall instead be designated by the holders of a majority of the Preferred Stock (as determined on an as-converted-to-Common Stock basis). To the extent that clause (c) above shall not be applicable, any Board seat that would otherwise have been designated in accordance with the terms thereof shall instead be designated by the holders of a majority of the Common Stock.

1.3. Failure to Designate a Board Member; Vacancies. In the absence of any designation from the Person (as defined below) or groups with the right to designate a director, as specified above, the director previously designated by them and then serving shall be reelected if still eligible to serve as provided herein, or if no director was previously designated, such director position shall remain vacant until designated pursuant to the provisions of this Section 1.

1.4. Removal of Board Members. Each Shareholder also agrees to vote, or cause to be voted, all Shares owned by such Shareholder, or over which such Shareholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

(a) no director elected pursuant to Section 1.2 or Section 1.3 of this Agreement may be removed from office other than for cause unless (i) such removal is directed or approved by the affirmative vote of the Person(s) entitled under Section 1.2 to designate that director or (ii) the Person(s) originally entitled to designate or approve such director pursuant to Section 1.2 are no longer so entitled to designate or approve such director; provided, however, that no director elected pursuant to Section 1.2(a) (including if such person originally elected pursuant to Section 1.2(a) is subsequently reelected pursuant to Section 1.3) may be removed from office other than for cause unless such removal is directed or approved by a majority of the other members of the Board;

(b) any vacancies created by the resignation, removal or death of a director elected pursuant to Section 1.2 or Section 1.3 shall be filled pursuant to the provisions of this Section 1; and

(c) upon the request of any Person(s) entitled to designate a director as provided in Section 1.2 to remove such director, such director shall be removed.

All Shareholders agree to promptly execute and deliver any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any party entitled to designate a director to call a special meeting of shareholders for the purpose of electing or removing directors.

1.5. Actions of Board. No failure to designate an individual to serve as a director of the Board resulting in one or more vacancies on the Board shall impact, limit or restrict the ability of the Board to act, and no such vacancy shall cause to be invalid any action taken by the Board during the period of such vacancy.

1.6. No Liability for Election of Recommended Directors. No Shareholder, nor any Affiliate of any Shareholder, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Shareholder have any liability as a result of voting for any such director in accordance with the provisions of this Agreement.

1.7. Board Committees. The Sageview Director and the Warburg Pincus Director shall have the right, but not the obligation, to be appointed to each and every currently existing Board committee, as well as any Board committees the Board may create in the future, subject to applicable law (and, after the Initial Public Offering (as defined below), the requirements of any national securities exchange on which the Company’s capital stock is listed).

1.8. Post-IPO Board Rights. From the date on which the Company completes an Initial Public Offering, and for as long as Warburg Pincus or its Affiliates continue to own beneficially at least 1,500,000 Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), the Company will nominate and use all reasonable efforts (including, without limitation, soliciting proxies for the Warburg Pincus designee to the same extent as it does for any of its other nominees to the Board) to have one individual designated by Warburg Pincus elected to the Board; provided that the Board does not conclude in good faith, after consultation with legal counsel, that taking such actions would be in breach of the fiduciary duties of the Company’s directors. Following the Initial Public Offering, for as long as Warburg Pincus is entitled to appoint a person to the Board, the Board, or a committee thereof consisting of non-employee directors (as such term is defined for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall, if requested by Warburg Pincus, and to the extent then permitted under applicable law, adopt resolutions and otherwise use reasonable efforts to cause any acquisition from the Company of securities or disposition of securities to the Company (including in connection with any exercise of warrants or other derivative securities held by Warburg Pincus or their Affiliates) to be exempt under Rule 16b-3 under the Exchange Act.

2. Vote to Increase Authorized Common Stock. Each Shareholder agrees to vote or cause to be voted all Shares owned by such Shareholder, or over which such Shareholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized shares of Common Stock from time to time to ensure that there will be sufficient shares of Common Stock available for conversion of all of the shares of Preferred Stock outstanding at any given time.

3. No “Bad Actor” Disqualification Events.

(a) Each party to this to this Agreement represents, warrants and agrees that:

(i) it has provided or will, upon reasonable request, provide the Company with any and all information reasonably requested by the Company or otherwise necessary for the Company to determine, in the exercise of reasonable care, whether any person designated or proposed to be designated by such party under Section 1.2 is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through 506(d)(1)(viii) under the Securities Act of 1933 (the “Securities Act”) (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or Rule 506(d)(2)(iii) or 506(d)(3) under the Securities Act and disclosed in writing in reasonable detail to the Company; and

(ii) such party will not knowingly designate any person under Section 1.2 who is subject to a Disqualification Event (except for Disqualification Events covered by Rule 506(d)(2)(ii) or Rule 506(d)(2)(iii) or 506(d)(3) under the Securities Act and disclosed in writing in reasonable detail to the Company at the time of such designation).

(b) Notwithstanding any other provision in this Agreement to the contrary, no party shall be required to vote to elect (or maintain in office) any person who is subject to a Disqualification Event (except for Disqualification Events covered by Rule 506(d)(2)(ii) or 506(d)(2)(iii) or 506(d)(3) under the Securities Act).

(c) From time to time during the term of this Agreement, any party to this Agreement may request the removal of a director who is subject to any Disqualification Event (except for Disqualification Events covered by Rule 506(d)(2)(ii) or 506(d)(2)(iii) or 506(d)(3) under the Securities Act) by written notice to the other parties to this Agreement specifying, in reasonable detail, the Disqualification Event. If that director is subject to a Disqualification Event (except for Disqualification Events covered by Rule 506(d)(2)(ii) or 506(d)(2)(iii) or 506(d)(3) under the Securities Act):

(i) the Company shall promptly notify each other party to this Agreement and take such reasonable actions as are necessary to facilitate such removal, including, without limitation, soliciting the votes of the appropriate shareholders; and

(ii) all Shareholders shall vote their shares of Common Stock and Preferred Stock to cause the removal from the Board of the director.

4. Remedies.

4.1. Covenants of the Company. The Company agrees to use its reasonable best efforts, within the requirements and limitations of applicable law, to ensure that the rights granted under this Agreement are effective and that the parties enjoy the benefits of this Agreement. Such actions include, without limitation, the use of the Company’s reasonable best efforts to cause the nomination and election of the directors as provided in this Agreement.

4.2. Irrevocable Proxy. In order to secure each Shareholder’s obligation to vote such holder’s Shares in accordance with the provisions of this Agreement, each Shareholder hereby appoints the person serving from time to time as the Chief Executive Officer of the Company and the person serving from time to time as the Chairman of the Board (or if the Chairman of the Board is the same person as the Chief Executive Officer, the Secretary of the Company) (each, a “Proxyholder”) as such Shareholder’s true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of such holder’s Shares for the election and/or removal of directors solely as expressly provided for in this Agreement or the increase of authorized shares of Common Stock pursuant to and in accordance with the terms and provisions of Section 2 (collectively, the “Applicable Terms”), and each Shareholder hereby authorizes each of them to represent and vote, if and only if the Shareholder (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written consent) in a manner which is inconsistent with the Applicable Terms, all of such Shareholder’s Shares in favor of the election of persons as members of the Board as determined pursuant to and in accordance with the terms and provisions of this Agreement or the increase of authorized shares of Common Stock pursuant to and in accordance with the terms and provisions of Section 2 or to take any action necessary to effect Section 2. Each Proxyholder may exercise the irrevocable proxy granted to him or her hereunder at any time such holder fails to comply with the provisions of this Agreement. The proxies and powers granted by each holder pursuant to this Section 4.2 are coupled with an interest and are given to secure the performance of such holder’s obligations under this Agreement. Such proxies and powers will be irrevocable for the term of this Agreement and will survive the death, incompetence or disability of such holder and the respective holders of their Shares. The proxy granted hereunder shall terminate automatically and shall be of no further force and effect upon termination pursuant to Section 5 below. Each party hereto hereby represents that this Agreement has been duly authorized, executed and delivered by such party. Each Shareholder party hereto hereby represents that this Agreement (a) constitutes the valid and binding obligation of such party, enforceable in accordance with its terms and (b) such party is not party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement. Each Shareholder party hereto hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter, unless and until this Agreement terminates or expires pursuant to Section 5, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

4.3. Specific Enforcement. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Shareholders shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.

4.4. Remedies Cumulative. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

5. Term. This Agreement shall be effective as of the date hereof and shall continue in effect until, and shall terminate upon the earliest to occur of, (a) the consummation of the Initial Public Offering; provided, however, the following Sections of this Agreement shall survive such termination: Section 1.7, Section 1.8, Section 4.3, Section 4.4, this Section 5, Sections 6.3-6.11, 6.13-6.16, and Section 7; (b) the consummation of a Deemed Liquidation as defined in the Articles of Incorporation (as defined below); and (c) termination of this Agreement in accordance with Section 6.8 below; provided, however, that this Agreement shall terminate with respect to any Person at the point at which such Person no longer holds shares of the Company’s capital stock.

6. Miscellaneous.

6.1. Additional Parties. Notwithstanding anything to the contrary contained herein:

(a) If the Company issues additional shares of Preferred Stock after the date of this Agreement, as a condition to the issuance of such shares, the Company shall require that any purchaser of Preferred Stock become a party to this Agreement by executing and delivering (i) an Adoption Agreement substantially in the form attached to this Agreement as Exhibit A, (ii) a counterpart signature page hereto or (iii) a written instrument satisfactory to the Company (such document in (i), (ii) and/or (iii), a “Joinder”), in each case agreeing to be bound by and subject to the terms of this Agreement as an Investor and Shareholder hereunder. In either event, each such person shall thereafter be deemed an Investor and Shareholder for all purposes under this Agreement.

(b) In the event that after the date of this Agreement, the Company enters into an agreement with any Person to issue shares of the Company’s capital stock (other than issuances of shares of Common Stock in connection with the exercise of stock options or the grant of other equity awards under the terms of any option plan or equity incentive plan of the Company) to such Person (other than to a purchaser of Preferred Stock described in Section 6.1(a) above or to a purchaser who is then a party to this Agreement), following which such Person shall own or have the right to acquire 500,000 shares or more of the Company’s capital stock (as adjusted for any stock dividends, stock splits, combinations, reorganizations, recapitalizations, reclassifications or similar transaction) (other than acquisitions of Common Stock in connection with the exercise of stock options or the grant of other equity awards under the terms of any option plan or equity incentive plan of the Company), then the Company shall cause such Person, as a condition precedent to entering into such agreement, to become a party to this Agreement by executing and delivering a Joinder agreeing to be bound by and subject to the terms of this Agreement as a Transferee Shareholder (as defined below) and Shareholder, and each such Person shall thereafter be deemed a Transferee Shareholder and Shareholder for all purposes under this Agreement.

6.2. Transfers.

(a) Each transferee or assignee of any Shares subject to this Agreement shall continue to be subject to the terms hereof and shall execute and deliver a Joinder pursuant to which such transferee or assignee shall confirm their agreement to be subject to and bound by all of the provisions set forth in this Agreement, and such successor or permitted assignee shall be deemed to be a party hereto in the capacity specified in such Joinder. The Company shall not permit the transfer of the Shares subject to this Agreement on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Section 6.2. Each certificate representing the Shares subject to this Agreement if issued on or after the date of this Agreement shall be endorsed by the Company with the legend set forth in Section 6.11. Notwithstanding the foregoing or anything to contrary elsewhere in this Agreement, a transferee of Shares shall not be bound by the provisions of this Agreement or required to execute and deliver a Joinder if such transferee is not, at the time, party to this Agreement in any capacity and provided such transferee receives only Common Stock (other than Common Stock issued upon conversion of Preferred Stock) in connection with such transfer from an Investor who is not, at the time, also a Key Holder or a Transferee Shareholder under this Agreement.

(b) With respect to any transfer or assignment of Preferred Stock (or Common Stock issued upon conversion of Preferred Stock) subject to this Agreement made by an Investor prior to the date hereof, the transferee or assignee of such Preferred Stock (or Common Stock issued upon conversion of Preferred Stock) shall be deemed to be a party hereto as an Investor and a Shareholder under this Agreement, notwithstanding any failure to execute and deliver an adoption agreement, counterpart signature page hereto or other written instrument in the form required by the terms of this Agreement in effect as of the date of such transfer or assignment; in addition, any Joinder entered into by such transferee or assignee of such Preferred Stock (or Common Stock issued upon conversion of Preferred Stock), whether or not in the form required by the terms of this Agreement in effect as of the date of such transfer or assignment, shall be deemed to satisfy any requirement of such prior version of this Agreement to enter into an adoption agreement, counterpart signature page hereto or other written instrument of any form.

(c) With respect to any transfer or assignment of Shares subject to this Agreement made by a Key Holder prior to the date hereof, which transfer constitutes an Exempt Transfer (as defined below), the transferee or assignee of such Shares shall be deemed to be a party hereto as a Key Holder and a Shareholder under this Agreement, notwithstanding any failure to execute and deliver an adoption agreement, counterpart signature page hereto or other written instrument in the form required by the terms of this Agreement in effect as of the date of such transfer or assignment; in addition, any Joinder entered into by such transferee or assignee of such Shares, whether or not in the form required by the terms of this Agreement in effect as of the date of such transfer or assignment, shall be deemed to satisfy any requirement of such prior version of this Agreement to enter into an adoption agreement, counterpart signature page hereto or other written instrument of any form.

(d) With respect to any transfer or assignment of Shares subject to this Agreement made by a Key Holder prior to the date hereof, which transfer does not constitute an Exempt Transfer, the transferee or assignee of such Shares shall be deemed to be a party hereto as a Transferee Shareholder and a Shareholder under this Agreement, notwithstanding any failure to execute and deliver an adoption agreement, counterpart signature page hereto or other written instrument in the form required by the terms of this Agreement in effect as of the date of such transfer or assignment; in addition, any Joinder entered into by such transferee or assignee of such Shares, whether or not in the form required by the terms of this Agreement in effect as of the date of such transfer or assignment, shall be deemed to satisfy any requirement of such prior version of this Agreement to enter into an adoption agreement, counterpart signature page hereto or other written instrument of any form.

(e) For the avoidance of doubt, a Shareholder may constitute a Key Holder, an Investor and/or a Transferee Shareholder under this Agreement, and constituting one type of Shareholder (i.e., as a Key Holder, an Investor or a Transferee Shareholder) under this Agreement shall not be construed to affect such Shareholder’s status as a different type of a Shareholder (i.e., as a Key Holder, an Investor or a Transferee Shareholder), provided that such Shareholder continues to meet the definition of such type of Shareholder under this Agreement.

6.3. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4. Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the law of the State of Washington, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Washington.

6.5. Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile or other electronic transmission (including in portable document format (pdf)) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.6. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (a) when received, if by personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile, (c) upon the earlier of actual receipt or five (5) days after deposit in the United States mail, first class postage prepaid, or (d) upon the earlier of actual receipt or one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery. All communications shall be sent to the respective parties at their address, email address or facsimile number as set forth on the signature pages hereto or in the Company’s records, or to such address, email address or facsimile number as subsequently modified by written notice given in accordance with this Section 6.7.

6.8. Consent Required to Amend, Terminate or Waive. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by: (a) the Company; (b) the Key Holders holding at least a majority of the Shares then held by the Key Holders (voting as a single class and on an as-converted-to-Common Stock basis); and (c) Investors holding a majority of the Shares then held by the Investors (voting as a single class and on an as-converted-to- Common Stock basis). Notwithstanding the foregoing:

(i) This Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any Investor, Key Holder or Transferee Shareholder, respectively, without the written consent of such Investor, Key Holder or Transferee Shareholder unless such amendment, termination or waiver applies to all Investors, Key Holders or Transferee Shareholders, as the case may be, in the same fashion.

(ii) The consent of the Key Holders shall not be required for any amendment or waiver if such amendment or waiver either (a) is not directly applicable to the rights of the Key Holders hereunder or (b) does not adversely affect the rights of the Key Holders in a manner that is different than the effect on the rights of the other parties hereto.

(iii) Schedule A, Schedule B and Schedule C hereto may be amended by the Company from time to time to add additional Investors, Key Holders or Transferee Shareholders or to remove Investors, Key Holders or Transferee Shareholders who no longer hold any Shares, without the consent of the other parties hereto.

(iv) Any provision hereof may be waived by the waiving party hereto on such party’s own behalf, without the consent of any other party.

(v) Section 1.2(a), Section 1.2(b), Section 1.2(f), Section 1.2(g) and Section 1.2(h) of this Agreement shall not be amended or waived (including, without limitation, in connection with a termination of this Agreement other than as provided by Section 4) without the written consent of The Benaroya Company, L.L.C., Pioneer Venture Partners LLC, Sageview Capital Master, L.P., Battery Ventures IX, L.P., or Warburg Pincus Private Equity XI, L.P., respectively, and Section 1.2(c) of this Agreement shall not be amended or waived (including, without limitation, in connection with a termination of this Agreement other than as provided by Section 4) without the written consent of the Key Holders holding a majority of the Common Stock held by Key Holders who are at such time providing services to the Company as an officer, director, employee or consultant.

(vi) Without the written consent of Warburg Pincus Private Equity XI, L.P., Section 1.8, shall not be amended or waived (including, without limitation, in connection with a termination of this Agreement) and Sections 4.2 and/or 5(a) shall not be amended or waived (including, without limitation, in connection with a termination of this Agreement) in a manner that adversely affects the rights of Warburg Pincus Private Equity XI, L.P. under such Sections 4.2 and/or 5(a) as applicable.

(vii) Without the written consent of Warburg Pincus Private Equity XI, L.P. and/or Sageview Capital Master, L.P., Section 1.7 shall not be amended or waived (including, without limitation, in connection with a termination of this Agreement) in a manner that adversely affects the rights of Warburg Pincus Private Equity XI, L.P. and/or Sageview Capital Master, L.P., as applicable, under such Section 1.7.

The Company shall give prompt written notice of any amendment, termination or waiver hereunder to any party that did not consent in writing thereto; provided that in no event shall failure to provide notice as required by this Section 6.8 affect the validity or effectiveness of such amendment, termination or waiver. For the avoidance of doubt, any failure to provide notice as required by any prior version of this Agreement (as in effect at the time such notice was required) prior to the date hereof shall not affect the validity or effectiveness of any amendment, modification, termination or waiver prior to the date hereof.

Any amendment, termination or waiver effected in accordance with this Section 6.8 shall be binding on each party and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such amendment, termination or waiver, and in no event shall failure to provide notice as required by this Section 6.8 affect the validity or effectiveness of such amendment, termination or waiver. For purposes of this Section 6.8, the requirement of a written instrument may be satisfied in the form of an action by written consent of the Shareholders circulated by the Company and executed by the Shareholder parties specified, whether or not such action by written consent makes explicit reference to the terms of this Agreement.

6.9. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.10. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.11. Legend on Share Certificates. Prior to an Initial Public Offering, each certificate representing any Shares held by, or issued to, the Shareholders, or issued to any permitted transferee in connection with the transfer of any Shares subject to this Agreement shall be endorsed by the Company with a legend reading substantially as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT VOTING AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.”

The Company, by its execution of this Agreement, agrees that it will cause the certificates evidencing the Shares issued after the date hereof to bear the legend required by this Section 6.11, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing Shares upon written request from such holder to the Company at its principal office. The parties to this Agreement do hereby agree that the failure to cause the certificates evidencing the Shares to bear the legend required by this Section 6.11 and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement. Following the Initial Public Offering, upon request of a Shareholder, the Company shall provide such Shareholder or its successors or transferee(s) with new certificates for Shares not bearing the legend set forth above.

6.12. Stock Splits, Stock Dividends, etc. In the event of any issuance of Shares of the Company’s voting securities hereafter to any of the Shareholders (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such Shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 6.11.

6.13. Manner of Voting. The voting of Shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

6.14. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

6.15. Aggregation of Stock. All Shares held or acquired by a Shareholder and/or its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and such affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.16. Prior Agreement; Entire Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated to read in its entirety as set forth in this Agreement. This Agreement (including the Schedules and Exhibit hereto), the Articles of Incorporation, and the Transaction Agreements (as defined below) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly cancelled.

7. Definitions. For purposes of this Agreement:

(a) “Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

(b) “Articles of Incorporation” means the Fifteenth Amended and Restated Articles of Incorporation of the Company, as may be amended or restated from time to time.

(c) “Board” means the Board of Directors of the Company.

(d) “Common Stock” means shares of common stock of the Company, par value $0.0001 per share.

(e) “Initial Public Offering” means the Company’s (or a successor entity’s) initial registered offering of Common Stock of the Company or its successor to the public (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or an SEC Rule 145 transaction).

(f) “Investors” means the Persons named on Schedule A hereto and each Person who hereafter becomes a party to this Agreement as an “Investor” pursuant to Section 6.1(a) or Section 6.2 of this Agreement, so long as such Person owns Preferred Stock or Common Stock issued upon conversion of Preferred Stock, or any one of the Investors individually, an “Investor.”

(g) “Key Holders” means the Persons named on Schedule B hereto and each Person who receives shares of a Key Holder in a transfer pursuant to and in accordance with Section 3.1(a) of the ROFR/Co-Sale Agreement (such transfer, an “Exempt Transfer”), or any one of the Key Holders individually, a “Key Holder.”

(h) “Person” means an individual, firm, corporation, partnership, association, limited liability company, limited liability partnership, trust or any other entity.

(i) “Preferred Stock” means collectively, all shares of Series A Preferred, Series A-1 Preferred, Series A-2 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred, Series D-1 Preferred, Series D-2 Preferred and any other class or series of preferred stock authorized by the Company, from time to time, pursuant to the Articles of Incorporation.

(j) “ROFR/Co-Sale Agreement” means that certain Ninth Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of September     , 2016, as amended from time to time.

(k) “Shareholders” means the Investors, the Key Holders and the Transferee Shareholders, collectively, or any one of the Shareholders individually, a “Shareholder.”

(l) “Transaction Agreements” means (i) the Ninth Amended and Restated Investors’ Rights Agreement dated as September     , 2016, among the Company, the Investors and certain other shareholders of the Company, as may be amended or restated from time to time, (ii) the ROFR/Co-Sale Agreement, and (iii) the Series D-2 Purchase Agreement.

(m) “Transferee Shareholders” means the Persons named on Schedule C hereto and each Person who hereafter (i) receives Shares from a Key Holder in connection with a transfer or assignment pursuant to Section 6.2 that does not constitute an Exempt Transfer and who is not, prior to such transfer, a Key Holder under this Agreement, (ii) receives Shares from a Transferee Shareholder pursuant to Section 6.2 and who is not, prior to such transfer, a Key Holder under this Agreement, or (iii) becomes a party to this Agreement pursuant to Section 6.1(b), in each case, so long as such Person owns Preferred Stock or Common Stock, or any one of the Transferee Shareholders individually, a “Transferee Shareholder.”

*         *         *         *         *

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

COMPANY:

AVALARA, INC.

By:	/s/ Alesia L. Pinney
Alesia L. Pinney Executive Vice President, General Counsel and Secretary

Address:	1100 2nd Avenue, Suite 300 Seattle, WA 98101

Tel:	(206) 826-4900
Fax:	(206) 641-2455

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

*	The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

ALTAIR US, LLC

By:	/s/ Richard Bailey
Name:	Richard Bailey
Title:	Manager

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

*	The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

ARTHUR VENTURES GROWTH FUND II, L.P.

By:	/s/ James B. Burgum
Name:	James B. Burgum
Title:	Managing Partner

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDERS*:

*	The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

BATTERY VENTURES IX, L.P.

By:	Battery Partners IX, LLC its General Partner

By:	/s/ Michael M. Brown
Name:	Michael M. Brown
Title:	Member Manager

BATTERY INVESTMENT PARTNERS IX, LLC

By:	Battery Partners IX, LLC its Managing Member

By:	/s/ Michael M. Brown
Name:	Michael M. Brown
Title:	Member Manager

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

*	The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Ethan A. Bell
Ethan A. Bell

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDERS*:

*	The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

THE BENAROYA COMPANY, L.L.C.

By:	/s/ Larry R. Benaroya
Name:	Larry R. Benaroya
Title:	Managing Member

BENAROYA CAPITAL COMPANY, L.L.C.

By:	/s/ Larry R. Benaroya
Name:	Larry R. Benaroya
Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Larry R. Benaroya
Rebecca B. Benaroya
Attorney-in-fact for Rebecca B. Benaroya

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Frank Everett, III
Frank Everett, III

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Marion R. Foote
Marion R. Foote

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Stanley G. Freimuth
Stanley G. Freimuth

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Scott McFarlane
Scott McFarlane

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Susan McFarlane
Susan McFarlane

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Thomas E. Morgan, III
Thomas E. Morgan, III

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

THE MORGAN FAMILY FOUNDATION

By:	/s/ Thomas E Morgan III
Name:	Thomas E Morgan III
Title:	Director and Chair

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

PIONEER VENTURE PARTNERS LLC

By:	/s/ Ben Goux
Name:	Ben Goux
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

RIVERCROFT HOLDINGS, LP

By:	/s/ Thomas E Morgan III
Name:	Thomas E Morgan III, President
Title:	Morgan Partners Inc - General Partner

IN WITNESS WHEREOF, the undersigned has executed this Tenth Amended and Restated Voting Agreement as of September 26, 2016.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Michael L. Rosen
Michael L. Rosen

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

SAGEVIEW CAPITAL MASTER, L.P.

By:	Sageview Capital GenPar, Ltd. its General Partner

By:	/s/ Dino Verardo
Name:	Dino Verardo
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

SAGEVIEW AVALARA PARTNERS, L.P.

By:	Sageview Capital GenPar, Ltd. its General Partner

By:	/s/ Dino Verardo
Name:	Dino Verardo
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

SAGEVIEW AVALARA PARTNERS I, L.P.

By:	Sageview Capital GenPar, Ltd. its General Partner

By:	/s/ Dino Verardo
Name:	Dino Verardo
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

SARKOWSKY FAMILY L.P.

By:	/s/ STEVEN W. SARKOWSKY
Name:	STEVEN W. SARKOWSKY
Title:	President of SPF Holding, General Partner

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:
*	The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

TCV VIII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner	TCV VIII (A), L.P. a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner	Technology Crossover Management VIII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd. a Cayman Islands exempted company	Technology Crossover Management VIII, Ltd. a Cayman Islands exempted company

By: /s/ Frederic D. Fenton	By: /s/ Frederic D. Fenton
Name: Frederic D. Fenton	Name: Frederic D. Fenton
Title: Attorney in Fact	Title: Attorney in Fact

TCV VIII (B), L.P. a Cayman Islands exempted limited partnership, acting by its general partner	TCV MEMBER FUND, L.P. a Cayman Islands exempted limited partnership

Technology Crossover Management VIII, L.P, a Cayman Islands exempted limited partnership, acting by its general partner	Technology Crossover Management VIII, Ltd. a Cayman Islands exempted company

Technology Crossover Management VIII, Ltd. a Cayman Islands exempted company	By: /s/ Frederic D. Fenton Name: Frederic D. Fenton Title: Authorized Signatory

By: /s/ Frederic D. Fenton Name: Frederic D. Fenton Title: Attorney in Fact

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Jared Vogt
Jared Vogt

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

WPXI FINANCE, LP

By:	WPXI GP, L.P.
its managing general partner
By:	Warburg Pincus Private Equity XI, L.P.
its general partner
By:	Warburg Pincus XI, L.P.
its general partner
By:	WP Global LLC
its general partner
By:	Warburg Pincus Partners II, L.P.
its managing member
By:	Warburg Pincus Partners GP LLC
its general partner
By:	Warburg Pincus & Co.
its managing member

By:	/s/ Justin Sadrian
Name:	Justin Sadrian
Title:	Partner

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

WARBURG PINCUS XI PARTNERS, L.P.

By:	Warburg Pincus XI, L.P. its general partner
By:	WP Global LLC its general partner
By:	Warburg Pincus Partners II, L.P. its managing member
By:	Warburg Pincus Partners GP LLC its general partner
By:	Warburg Pincus & Co. its managing member

By:	/s/ Justin Sadrian
Name:	Justin Sadrian
Title:	Partner

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Gary L. Waterman
Gary L. Waterman

IN WITNESS WHEREOF, the undersigned has executed this Tenth Amended and Restated Voting Agreement as of September 26, 2016

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ James Waterman
James Waterman

IN WITNESS WHEREOF, the parties have executed this Tenth Amended and Restated Voting Agreement as of the date first written above.

SHAREHOLDER*:

* The undersigned hereby signs in the capacity or capacities specified on Schedules A, B, and C hereto.

/s/ Larry Wolfe
Larry Wolfe

SCHEDULE A

INVESTORS

Investor Names

Alco Investment Company

Alexander Rosen Children’s Trust

Altair US, LLC

Anthony W. Esernia Investments, LLC

Arnold, Steve

Arthur Ventures Growth Fund II, L.P.

Avalera Holdings, LLC

Bailey, Frank R., III

Bailey, Timothy

Battery Investment Partners IX, LLC

Battery Ventures IX, L.P.

Bell, Ethan A.

Benaroya Capital Company, L.L.C.

Benaroya Company, L.L.C., The

Benaroya, Rebecca B.

Bergholm, Paul

Biggar, James M., Jr.

Biggar, William V. and Jane C.

Cartwright, Kathryn and Robert

Casey, Kenneth

Casey, Paula

Cristal Family LLC

David & Marilyn Britz 2004 Living Trust

Dir, Dale & Billie

DLA Piper Venture Fund 2011, LLC

Douglas, Sally G.

Edward Bell Revocable Trust dtd January 7, 1999

Esernia Investments, LLC

Esernia, Anthony W.

Everett, III, Frank

Everett, Taylor F.

Files Family LP

Files, Joy

Foote, Marion R.

Freimuth, Stanley G.

Investor Names

GFR, L.L.C.

Hannah, Benjamin L.

Hucul, Daniel

Hutchinson, John L.

Hutchinson, Scott J.

Hutchinson, Stuart R. and Elisabeth

Inez Corrado Trustee, Inez Corrado Revocable Trust U/A DTD 03-05-96 amended 08-11-04

IRA Resources Trust FBO Timothy Hunter Bailey IRA#35-21510

Jill K. Rosen, as Custodian for Sadie Louise Rosen under the Washington Uniform Transfers to Minors Act

Jill K. Rosen, as Custodian for Tula Sophia Rosen under the Washington Uniform Transfers to Minors Act

John D. Garson Trustee Under Trust Agreement of John D. Garson Dated February 23, 1961 as Amended Under Agreement Dated December 30, 2004

John P. Morbeck Cust Hailey Jane Morbeck UTMA WA

John P. Morbeck Custodian FBO Catherine Morbeck Lewison UTMA WA Until Age 21

John P. Morbeck Custodian FBO Jack Pickard Lewison UTMA WA Until Age 21

John P. Morbeck Custodian Reese Elizabeth Morbeck UTMA WA

John T. Carleton and Christine G. Carleton as Trustees of the John T. Carleton and Christine G. Carleton Revocable Living Trust dated March 31, 2016

Joshua 24:15 Partnership, Ltd.

Karimi, Nikki

Lloyd J. Geggatt and Christine C. Geggatt Co-Trustees, Lloyd and Christine Geggatt Family Revocable Living Trust U/A DTD 08-17-2015

Lonseth, Andrew

LPEFWS, LLC

Margaret Y. Garson Trustee, John D. Garson Irrevocable Trust U/A DTD 07-23-2015

Mary K. Simpson, as Custodian for Jacob P. Simpson, under the Washington Uniform Transfers to Minors Act

McDonald Family Trust

McFarlane, Courtney

McFarlane, Kyle

McFarlane, Scott

McFarlane, Susan

Miller, Lisa

Morgan Family Foundation, The

Morgan, III, Thomas E.

Mounger, Glenn

Investor Names

Mounger, Mary Lynn

Myhren Ventures LP

National Financial Services, LLC CUST FBO John P. Morbeck ROTH IRA

Nitz, Daren & Elizabeth

Osman, John Patrick

Patrick M. Falle Living Trust

Pazirandeh, Vahid

Pioneer Venture Partners LLC

Raymond James & Associates, Inc. CSDN FBO Dr. Ronald R. Shoha IRA #3 A/C #33652850

Rivercroft Holdings, LP

Robert W. Baird & Co. FBO Andrew Lonseth

Robert W. Baird & Co. FBO Kelly Allen Samson

Rosen, Douglas C.

Rosen, Michael L.

Sageview Avalara Partners, L.P.

Sageview Avalara Partners I, L.P.

Sageview Capital Master, L.P.

Samson, Kelly

Samson, Sally

Saracen Domestic, LLC (formerly Zy Tax, LLC)

Sarah L. Gries, Trustee u/a/d 2/1/84

Sarkowsky Family L.P.

Schulte, Robert

Shaffer, Eugene

Shoha, Michael L.

Shoha, Ronald R.

Smith, Betsy

Smith, Terri L.

Sound Leasing Corporation

Staheli, Marc

Steel, John M.

Steigerwald, Scott

Stephens, Kimberly A.

Stephens, Robert J.

Strauss Family Trust

Stuit, LLC

Susan W. Devening 2012 Children’s Trust

Investor Names

Tadjibaev, Dilshod

TCV Member Fund, L.P.

TCV VIII (A), L.P.

TCV VIII (B), L.P.

TCV VIII, L.P.

Terrell, Steven J. TTEE FBO Steven J. Terrell Living Trust U/A/D 12/10/96

The Jon Staenberg Trust

The Peggy and John Garson Family Foundation

Victor, David & Laura

Vogt, Jared

Warburg Pincus XI Partners, L.P.

Waterman, Andrew G.

Waterman, Charles R.

Waterman, Gary L.

Waterman, James B.

Wei, Eric

Weinstein Family LLC

West Mercer LLC

White, Neal and Holly

Wiggins, Bryan and Audrey

Wolfe, Larry

WPXI Finance, LP

SCHEDULE B

KEY HOLDERS

Key Holder Names

Aguirre, Silvia

Christina Rawlings Exempt Trust dated 4/7/2014

MacNeil, Mathew

Matthew Rawlings Exempt Trust dated 4/7/2014

McFarlane, Scott

Rawlings, Patricia Marie

Vogt, Jared

SCHEDULE C

TRANSFEREE SHAREHOLDERS

Transferee Shareholder Names

Bell, Ethan A.

Esernia, Anthony W.

Everett, III, Frank E.

Miller, Lisa

Morgan, III, Thomas E.

Sageview Capital Master, L.P.

The Morgan Family Foundation

Warburg Pincus XI Partners, L.P.

WPXI Finance, LP

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is effective as of the last date set forth below and is executed by the undersigned (the “Holder”) and Avalara, Inc. (the “Company”) pursuant to the terms of that certain Tenth Amended and Restated Voting Agreement dated as of September     , 2016, by and among the Company and certain of its shareholders (the “Agreement”), as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Shares”) for the following reason(s) (check the correct box or boxes):

☐	As a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Shareholder” for all purposes of the Agreement.

☐	As a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Shareholder” for all purposes of the Agreement.

☐	As a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Transferee Shareholder” and a “Shareholder” for all purposes of the Agreement.

☐	As a transferee of Shares from a party in such party’s capacity as a “Transferee Shareholder” bound by the Agreement, and after such transfer, Holder shall be considered a “Transferee Shareholder” and a “Shareholder” for all purposes of the Agreement.

☐	As a new Investor in accordance with Section 6.1(a) of the Agreement, in which case Holder will be an “Investor” and a “Shareholder” for all purposes of the Agreement.

☐	As a new Transferee Shareholder in accordance with Section 6.1(b) of the Agreement, in which case Holder will be a “Transferee Shareholder” and a “Shareholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Shares, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address, email address, or facsimile number listed below Holder’s signature hereto.

[Signature Page Follows.]

ACCEPTED AND AGREED:

HOLDER:

[Print Holder Name]

[Signature of Holder]

If signing on behalf of entity Holder, name and title of authorized signer:

Name:
Title:

Address:

Email Address:
Facsimile Number:
Phone Number:

Dated:

COMPANY:

AVALARA, INC.

By:
Name:
Title:

Dated:

(Signature Page to Adoption Agreement to the Tenth Amended and Restated Voting Agreement)